                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 3, 2004

      COMMISSION        REGISTRANT; STATE OF INCORPORATION;      IRS EMPLOYER
      FILE NUMBER         ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.

        1-9513               CMS ENERGY CORPORATION               38-2726431
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                 (517) 788-0550

        1-5611              CONSUMERS ENERGY COMPANY              38-0442310
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                 (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2004, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the third quarter and first nine months of 2004, improved its outlook for 2004 reported earnings and reaffirmed its 2004 ongoing earnings guidance. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

The News Release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 and Consumers' Form 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                         CMS ENERGY CORPORATION

Dated:  November 3, 2004

                                         By:  /s/ Thomas J. Webb
                                              ----------------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer


                                         CONSUMERS ENERGY COMPANY

Dated:  November 3, 2004

                                         By:  /s/ Thomas J. Webb
                                              ----------------------------------
                                              Thomas J. Webb
                                              Executive Vice President and
                                              Chief Financial Officer

[CMS ENERGY LOGO]                                                   NEWS RELEASE

              CMS ENERGY ANNOUNCES IMPROVED THIRD QUARTER REPORTED EARNINGS AND CONFIRMS 2004 ONGOING EARNINGS GUIDANCE

               JACKSON, Mich., Nov. 3, 2004 -- CMS Energy (NYSE: CMS) announced today reported net income of $56 million, or $0.34 per share, for the third quarter of 2004, compared to a net loss of $69 million, or $0.46 per share, for the same quarter of 2003. (All per share figures are on a diluted basis.)

               The third quarter 2004 results include a $0.23 per share gain principally from the sale of western Australia pipeline assets. The third quarter 2003 results reflected $0.52 per share in charges related to the impairment of South American electric distribution assets, debt retirement, and financing costs.

               Ongoing (non-Generally Accepted Accounting Principles) net income for the third quarter was $18 million, or $0.11 per share, up from $10 million or $0.06 per share in the same period of 2003. The earnings are in line with expectations, despite mild summer weather, and are driven by good operating results and reduced debt. Ongoing earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in the attached summary financial statements.

               For the first nine months of 2004, CMS Energy reported net income of $65 million, or $0.40 per share, compared to a net loss of $52 million, or $0.36 per share, for the first nine months of 2003. Ongoing net income for the first nine months of 2004 was $110 million, or $0.68 per share, compared to $86 million, or $0.59 per share, for the first nine months of 2003.

               The Company reaffirmed today its 2004 ongoing earnings guidance at $0.85 per share despite cooler than normal summer weather and near-term dilution from a successful equity offering in October. CMS Energy also noted that it has raised its outlook for 2004 reported earnings to $0.75 per share, up from $0.50 per share, as a result of concluding its successful asset sales program for 2004.

               Positive market reaction to the equity offering allowed CMS Energy to increase its common stock issue by nearly 50 percent, from 22 million shares to 32.8 million shares. The net proceeds of $288 million will be invested in CMS Energy's principal subsidiary, Consumers Energy. The first $100 million infusion of the stock proceeds took place on Monday. In August, the parent company used corporate cash to infuse $150 million of equity into the utility.

               David Joos, CMS Energy's chief executive officer, said the Company continues to make progress implementing its utility-plus strategy, which focuses on the core utility, complemented by CMS Enterprises businesses that have predictable earnings.

               "We had another good quarter. Strong operating performance allowed us to continue to improve our balance sheet and increase our financial flexibility," Joos said.

               CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                     # # #

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)

                                                                     Third Quarter                           First Nine Months
                                                                      (Unaudited)                               (Unaudited)
                                                             ------------------------------            -----------------------------
                                                                               Restated                                  Restated
                                                                 2004            2003                      2004            2003
                                                             -------------   --------------            -------------   -------------

   Operating Revenue                                              $ 1,063          $ 1,047                  $ 3,910         $ 4,141

   Earnings from Equity Method Investees                               18               28                       78             125

   Operating Expenses                                                 923              936                    3,412           3,706

   Asset Impairment Charges                                             -               61                      125              70
                                                             ------------    -------------             -------------   ------------

   Operating Income                                               $   158          $    78                  $   451         $   490

   Other Income (Deductions)                                           61                1                       83               2

   Fixed Charges                                                      145              180                      441             455

   Income Tax Expense (Benefit)                                        18              (25)                       8              48

   Minority Interests                                                   5               (5)                      17              (3)
                                                             ------------    -------------             -------------   ------------

   Income (Loss) from Continuing Operations                       $    51          $   (71)                 $    68         $    (8)

   Income (Loss) from Discontinued Operations                           8                2                        6             (20)

   Cumulative Effect of Accounting Changes                              -                -                        -             (24)
                                                             ------------    -------------             -------------   ------------

   Net Income (Loss)                                              $    59          $   (69)                 $    74         $   (52)

   Preferred Dividends                                                  3                -                        9               -
                                                             ------------    -------------             -------------   ------------

   Net Income (Loss) Available to Common Stock                    $    56          $   (69)                 $    65         $   (52)
                                                             ============    =============             =============   ============


   Earnings (Loss) Per Share

                Basic                                             $  0.35          $ (0.46)                 $  0.40         $ (0.36)

                Diluted                                              0.34            (0.46)                    0.40           (0.36)

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                      -------------------------------------
                              (Millions of Dollars)

                                                                           As of Sept 30 (Unaudited)            December 31
                                                                   -------------------------------------
                                                                          2004                 2003                 2003
                                                                   ----------------     ----------------     ----------------
ASSETS
Cash and cash equivalents                                               $      560           $      669           $      532
Restricted cash                                                                 83                  205                  201
Other current assets                                                         2,161                1,780                1,736
                                                                   ----------------     ----------------     ----------------
   Total current assets                                                 $    2,804           $    2,654           $    2,469
Net plant and property                                                       8,600                6,624                6,944
Investments                                                                    755                1,397                1,390
Non-current assets                                                           3,218                2,559                3,035
                                                                   ----------------     ----------------     ----------------
Total assets                                                            $   15,377           $   13,234           $   13,838
                                                                   ================     ================     ================

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt
     Long-term debt (excluding securitization and                       $    5,643           $    5,889           $    5,622
        related-party debt)
     Capital leases                                                             52                  116                   58
     Notes payable                                                               -                    4                    -
     Current portion of long-term
        debt and capital leases
         (excluding securitization and related-party debt)                     458                  158                  491
                                                                   ----------------     ----------------     ----------------
     Total debt                                                         $    6,153           $    6,167           $    6,171
   Preferred stock and securities                                              305                  707                  305
   Minority interest                                                           750                   35                   73
   Common stockholders' equity                                               1,764                1,291                1,585
                                                                   ----------------     ----------------     ----------------
   Total capitalization                                                 $    8,972           $    8,200           $    8,134
Securitization debt                                                            406                  434                  426
MCV debt and finance lease                                                     581                    -                    -
Long-term debt - related parties                                               684                    -                  684
Current liabilities                                                          1,113                1,007                1,131
Non-current liabilities                                                      3,621                3,593                3,463
                                                                   ----------------     ----------------     ----------------
Total Stockholders' Investment and Liabilities                          $   15,377           $   13,234           $   13,838
                                                                   ================     ================     ================



                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                       -----------------------------------
                              (Millions of Dollars)

                                                                             First Nine Months
                                                                                (Unaudited)
                                                                   -------------------------------------
                                                                        2004                 2003
                                                                   ----------------     ----------------

Beginning of Period Cash                                                   $   532              $   351
                                                                   ----------------     ----------------
Cash and Cash Equivalents from FIN 46 Implementation                       $   174              $     -
                                                                   ----------------     ----------------
     Cash provided by operating activities                                 $   194              $     -
     Cash provided by (used in) investing activities                          (132)                 332
                                                                   ----------------     ----------------
     Cash flow from operating and investing activities                     $    62              $   332
     Cash provided by (used in) financing activities                          (208)                 (16)
     Currency Translation Adjustment                                             -                    2
                                                                   ----------------     ----------------
        Total Cash Flow                                                    $  (146)             $   318
                                                                   ----------------     ----------------
End of Period Cash                                                         $   560              $   669
                                                                   ================     ================

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Ongoing Net Income
                      (Millions, Except Per Share Amounts)

                                                                           Third Quarter                     First Nine Months
                                                                            (Unaudited)                        (Unaudited)
                                                                   ---------------------------         ----------------------------
                                                                                  Restated                             Restated
                                                                      2004           2003                 2004            2003
                                                                   -----------    ------------         ------------    ------------

NET INCOME (LOSS) AVAILABLE TO COMMON STOCK                          $     56        $    (69)            $     65        $    (52)

Reconciling Items:
       Discontinued Operations (Income) Loss                               (8)             (2)                  (6)             20

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                       -               -                    -              23
           SFAS No. 143 Asset Retirement Obligation                         -               -                    -               1

       Net Asset Sales (Gain) Loss and Writedowns                         (30)             81                   51              94

                                                                   -----------    ------------         ------------    ------------
Ongoing Net Income - Non-GAAP Basis                                  $     18        $     10             $    110        $     86
                                                                   ===========    ============         ============    ============

Average Number of Common Shares Outstanding
       Basic                                                              162             152                  161             147
       Diluted                                                            162             152                  162             147

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                                $   0.35        $  (0.46)            $   0.40        $  (0.36)

Reconciling Items:
       Discontinued Operations (Income) Loss                            (0.05)          (0.01)               (0.04)           0.14

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                       -               -                    -            0.15
           SFAS No. 143 Asset Retirement Obligations                        -               -                    -            0.01

       Net Asset Sales (Gain) Loss and Writedowns                       (0.19)           0.53                 0.32            0.65

                                                                   -----------    ------------         ------------    ------------
Ongoing Net Income - Non-GAAP Basis                                  $   0.11        $   0.06             $   0.68        $   0.59
                                                                   ===========    ============         ============    ============

DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                                $   0.34        $  (0.46)            $   0.40        $  (0.36)

Reconciling Items:
       Discontinued Operations (Income) Loss                            (0.05)          (0.01)               (0.04)           0.14

       Cumulative Effect of Accounting Changes:
           EITF #02-03 MTM Accounting                                       -               -                    -            0.15
           SFAS No. 143 Asset Retirement Obligations                        -               -                    -            0.01

       Net Asset Sales (Gain) Loss and Writedowns                       (0.18)           0.53                 0.32            0.65

                                                                   -----------    ------------         ------------    ------------
Ongoing Net Income - Non-GAAP Basis                                  $   0.11        $   0.06             $   0.68        $   0.59
                                                                   ===========    ============         ============    ============